Exhibit 24
FASTENAL COMPANY

Power of Attorney of Director

Each of the undersigned hereby appoints Daniel L. Florness and Holden Lewis, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, any and all amendments and exhibits to this Registration Statement and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 24th day of April, 2018.

/s/ Willard D. Oberton
Willard D. Oberton

FASTENAL COMPANY

Power of Attorney of Director

Each of the undersigned hereby appoints Daniel L. Florness and Holden Lewis, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, any and all amendments and exhibits to this Registration Statement and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 24th day of April, 2018.

/s/ Michael J. Ancius
Michael J. Ancius

FASTENAL COMPANY

Power of Attorney of Director

Each of the undersigned hereby appoints Daniel L. Florness and Holden Lewis, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, any and all amendments and exhibits to this Registration Statement and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 24th day of April, 2018.

/s/ Michael J. Dolan
Michael J. Dolan

FASTENAL COMPANY

Power of Attorney of Director

Each of the undersigned hereby appoints Daniel L. Florness and Holden Lewis, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, any and all amendments and exhibits to this Registration Statement and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 24th day of April, 2018.

/s/ Stephen L. Eastman
Stephen L. Eastman

FASTENAL COMPANY

Power of Attorney of Director

Each of the undersigned hereby appoints Daniel L. Florness and Holden Lewis, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, any and all amendments and exhibits to this Registration Statement and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 24th day of April, 2018.

/s/ Rita J. Heise
Rita J. Heise

FASTENAL COMPANY

Power of Attorney of Director

Each of the undersigned hereby appoints Daniel L. Florness and Holden Lewis, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, any and all amendments and exhibits to this Registration Statement and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 24th day of April, 2018.

/s/ Darren R. Jackson
Darren R. Jackson

FASTENAL COMPANY

Power of Attorney of Director

Each of the undersigned hereby appoints Daniel L. Florness and Holden Lewis, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, any and all amendments and exhibits to this Registration Statement and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 24th day of April, 2018.

/s/ Daniel L. Johnson
Daniel L. Johnson

FASTENAL COMPANY

Power of Attorney of Director

Each of the undersigned hereby appoints Daniel L. Florness and Holden Lewis, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, any and all amendments and exhibits to this Registration Statement and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 24th day of April, 2018.

/s/ Scott A. Satterlee
Scott A. Satterlee

FASTENAL COMPANY

Power of Attorney of Director

Each of the undersigned hereby appoints Daniel L. Florness and Holden Lewis, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, any and all amendments and exhibits to this Registration Statement and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 24th day of April, 2018.

/s/ Reyne K. Wisecup
Reyne K. Wisecup